Exhibit 23


          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed
Registration Statements, File Numbers 33-71130 and 33-15868.


                         ARTHUR ANDERSEN & CO.

Minneapolis, Minnesota
   March 14, 1994